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                                                                 Exhibit 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997 incorporated by reference in Freeport-McMoRan Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                              ARTHUR ANDERSEN LLP


New Orleans, Louisiana
January 14, 1998